Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	AP GPE VIII GP Limited Partnership

Address of Joint Filer:	c/o Advent International Corporation
75 State Street
Boston, MA 02109

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	INC Research Holdings, Inc. [INCR]

Date of Event Requiring
Statement (Month/Day/Year):	August 1, 2017

Designated Filer:	Advent International Corporation

Signature:

AP GPE VIII GP LIMITED PARTNERSHIP
By: Advent International GPE VIII, LLC, its General Partner
By: Advent International Corporation, its Manager

By:
/s/ Michael Ristaino
Name:	Michael Ristaino
Title:	Vice President of Finance – Fund Administration

August 11, 2017
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Advent Partners GPE VIII Cayman Limited Partnership

Address of Joint Filer:	c/o Advent International Corporation
75 State Street
Boston, MA 02109

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	INC Research Holdings, Inc. [INCR]

Date of Event Requiring
Statement (Month/Day/Year):	August 1, 2017

Designated Filer:	Advent International Corporation

Signature:

ADVENT PARTNERS GPE VIII CAYMAN LIMITED PARTNERSHIP
By: AP GPE VIII GP Limited Partnership, its General Partner
By: Advent International GPE VIII, LLC, its General Partner
By: Advent International Corporation, its Manager

By:
/s/ Michael Ristaino
Name:	Michael Ristaino
Title:	Vice President of Finance – Fund Administration

August 11, 2017
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Advent Partners GPE VIII-B Cayman Limited Partnership

Address of Joint Filer:	c/o Advent International Corporation
75 State Street
Boston, MA 02109

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	INC Research Holdings, Inc. [INCR]

Date of Event Requiring
Statement (Month/Day/Year):	August 1, 2017

Designated Filer:	Advent International Corporation

Signature:

ADVENT PARTNERS GPE VIII-B CAYMAN LIMITED PARTNERSHIP
By: AP GPE VIII GP Limited Partnership, its General Partner
By: Advent International GPE VIII, LLC, its General Partner
By: Advent International Corporation, its Manager

By:
/s/ Michael Ristaino
Name:	Michael Ristaino
Title:	Vice President of Finance – Fund Administration

August 11, 2017
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Advent Partners GPE VIII Limited Partnership

Address of Joint Filer:	c/o Advent International Corporation
75 State Street
Boston, MA 02109

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	INC Research Holdings, Inc. [INCR]

Date of Event Requiring
Statement (Month/Day/Year):	August 1, 2017

Designated Filer:	Advent International Corporation

Signature:

ADVENT PARTNERS GPE VIII LIMITED PARTNERSHIP
By: AP GPE VIII GP Limited Partnership, its General Partner
By: Advent International GPE VIII, LLC, its General Partner
By: Advent International Corporation, its Manager

By:
/s/ Michael Ristaino
Name:	Michael Ristaino
Title:	Vice President of Finance – Fund Administration

August 11, 2017
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Advent Partners GPE VIII-A Limited Partnership

Address of Joint Filer:	c/o Advent International Corporation
75 State Street
Boston, MA 02109

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	INC Research Holdings, Inc. [INCR]

Date of Event Requiring
Statement (Month/Day/Year):	August 1, 2017

Designated Filer:	Advent International Corporation

Signature:

ADVENT PARTNERS GPE VIII-A LIMITED PARTNERSHIP
By: AP GPE VIII GP Limited Partnership, its General Partner
By: Advent International GPE VIII, LLC, its General Partner
By: Advent International Corporation, its Manager

By:
/s/ Michael Ristaino
Name:        Michael Ristaino
Title:          Vice President of Finance – Fund Administration

August 11, 2017
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Advent Partners GPE VIII-A Cayman Limited Partnership

Address of Joint Filer:	c/o Advent International Corporation
75 State Street
Boston, MA 02109

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	INC Research Holdings, Inc. [INCR]

Date of Event Requiring
Statement (Month/Day/Year):	August 1, 2017

Designated Filer:	Advent International Corporation

Signature:

ADVENT PARTNERS GPE VIII-A CAYMAN LIMITED PARTNERSHIP
By: AP GPE VIII GP Limited Partnership, its General Partner
By: Advent International GPE VIII, LLC, its General Partner
By: Advent International Corporation, its Manager

By:
/s/ Michael Ristaino
Name:	Michael Ristaino
Title:	Vice President of Finance – Fund Administration

August 11, 2017
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Advent International GPE VII-A Limited Partnership

Address of Joint Filer:	c/o Advent International Corporation
75 State Street
Boston, MA 02109

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	INC Research Holdings, Inc. [INCR]

Date of Event Requiring
Statement (Month/Day/Year):	August 1, 2017

Designated Filer:	Advent International Corporation

Signature:

ADVENT INTERNATIONAL GPE VII-A LIMITED PARTNERSHIP
By: GPE VII GP Limited Partnership, its General Partner
By: Advent International GPE VII, LLC, its General Partner
By: Advent International Corporation, its Manager

By:
/s/ Michael Ristaino
Name:	Michael Ristaino
Title:	Vice President of Finance – Fund Administration

August 11, 2017
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Advent International GPE VII-E Limited Partnership

Address of Joint Filer:	c/o Advent International Corporation
75 State Street
Boston, MA 02109

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	INC Research Holdings, Inc. [INCR]

Date of Event Requiring
Statement (Month/Day/Year):	August 1, 2017

Designated Filer:	Advent International Corporation

Signature:

ADVENT INTERNATIONAL GPE VII-E LIMITED PARTNERSHIP
By: GPE VII GP Limited Partnership, its General Partner
By: Advent International GPE VII, LLC, its General Partner
By: Advent International Corporation, its Manager

By:
/s/ Michael Ristaino
Name:	Michael Ristaino
Title:	Vice President of Finance – Fund Administration

August 11, 2017
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Advent International GPE VII-H Limited Partnership

Address of Joint Filer:	c/o Advent International Corporation
75 State Street
Boston, MA 02109

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	INC Research Holdings, Inc. [INCR]

Date of Event Requiring
Statement (Month/Day/Year):	August 1, 2017

Designated Filer:	Advent International Corporation

Signature:

ADVENT INTERNATIONAL GPE VII-H LIMITED PARTNERSHIP
By: GPE VII GP Limited Partnership, its General Partner
By: Advent International GPE VII, LLC, its General Partner
By: Advent International Corporation, its Manager

By:
/s/ Michael Ristaino
Name:	Michael Ristaino
Title:	Vice President of Finance – Fund Administration

August 11, 2017
Date